Inventories (Detail) - USD ($) $ in Thousands	Jun. 30, 2015	Jun. 30, 2014
Inventory Disclosure [Abstract]
Percentage of LIFO (last in first out) inventory to total inventory	32.00%	30.00%
Current cost of inventories exceeds their valuation determined on the LIFO basis, amount	$ 206,233	$ 208,291
Progress payments netted against inventories	34,820	61,958
Inventory, Net [Abstract]
Finished products	526,708	532,968
Work in process	688,727	732,294
Raw materials	85,024	106,419
Total	$ 1,300,459	$ 1,371,681